UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                  May 23, 2006
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           1-9792                                        63-0949734
           ------                                        ----------
    (Commission File Number)                  (IRS Employer Identification No.)


    32 Wilson Boulevard 100
       Addison, Alabama                                    35540
       ----------------                                    -----
  (Address of Principal Executive Offices)               (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

         On May 23, 2006, Cavalier Homes, Inc. (the "Company") amended its credit facility (the "Credit Facility") with First Commercial Bank to modify certain covenants applicable to the Company. The amendment to the Credit Facility increases the allowances for capital expenditures from $1 million to $3 million annually and no longer includes loans made by CIS Financial Services, Inc. as collateral if such loans have been outstanding for less than one year. A copy of the Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

        (c)       Exhibits

                  99.1 Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement between Cavalier Homes, Inc. and certain of its subsidiaries and First Commercial Bank dated May 23, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                          CAVALIER HOMES, INC.
                                                              (Registrant)


Date: May 25, 2006                                   By /s/ Michael R. Murphy
                                                        ----------------------
                                                            Michael R. Murphy
                                                     Its Chief Financial Officer

                                                               EXHIBIT 99.1


                     NINTH AMENDMENT TO AMENDED AND RESTATED
                     ---------------------------------------
                        REVOLVING AND TERM LOAN AGREEMENT
                        ---------------------------------

         THIS NINTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the 23rd day of May, 2006, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

                                    RECITALS:

    A. The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, and Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 31, 2005, and Eighth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of December 6, 2005 (as heretofore amended, the "Loan Agreement"). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

    B. The Lender and the Borrowers have agreed to amend the Agreement to modify certain collateral provisions, all as herein set forth.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

    1. The Loan Agreement is hereby amended by the following statement at the end of Section 5.3:

    Notwithstanding the foregoing, "Collateral" shall not include loans made by CIS Financial Services, Inc. to its customers which have an origination date (determined by the earliest date of the loan documents) which is less than 365 days old.

    2. The Loan Agreement is hereby further amended by restating Section 7.2(U) to read in its entirety as follows:

       (U) Neither Cavalier Homes, nor the Consolidated Entities, will make capital expenditures for any fiscal year in excess of $3,000,000 in the aggregate.

    3. As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

    4. Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Agreement and in the Security Documents.

    5. Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof,
(iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and
(iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

    6. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original. Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

              [No further text this page; Signature page follows.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.


                                   BORROWERS:

                                   CAVALIER HOMES, INC., a Delaware corporation


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its Vice President


                                   CAVALIER PROPERTIES, INC., a Delaware
                                   corporation


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael  R. Murphy
                                       Its President

                                   CAVALIER HOME BUILDERS, LLC, a Delaware
                                   limited liability company


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its President


                                   CAVALIER REAL ESTATE CO., INC., a Delaware corporation


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its President

                                   QUALITY HOUSING SUPPLY, LLC, a Delaware
                                   limited liability company


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its Vice President


                                   CIS FINANCIAL SERVICES, INC., an Alabama corporation


                                   By: /s/ June Martin
                                       ---------------
                                       June Martin
                                       Its Secretary


                                   BRC COMPONENTS, INC., an Alabama corporation


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its Secretary


                                   THE HOME PLACE, LLC, an Alabama limited
                                   liability company


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its Vice-President

                                   RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company


                                   By: /s/ Michael R. Murphy
                                       ---------------------
                                       Michael R. Murphy
                                       Its Managing Member



                                   LENDER:

                                   FIRST COMMERCIAL BANK, an
                                   Alabama banking corporation


                                   By: /s/ James W. Brunstad
                                       ---------------------
                                       James W. Brunstad
                                       Senior Vice President